           FILED

    IN THE OFFICE OF THE
  SECRETARY OF STATE OF THE
      STATE OF NEVADA

        SEP 16 1987

   xxxxxxxxxxxxx, SECRETARY

           7161-87



                           ARTICLES OF INCORPORATION

                                       OF

                       SEDGEWICKE BUSINESS ALLIANCE, INC.


         I, the undersigned natural person being of the age of twenty-one years, or more, acting as incorporator under the laws of the State of Nevada relating to corporations, and to that end adopt the following articles of incorporation as follows:

         ARTICLE ONE. NAME: The name of the corporation shall be SEDGEWICKE BUSINESS ALLIANCE, INC.

         ARTICLE TWO. DURATION: The corporation shall exist perpetually.

         ARTICLE THREE. PURPOSES:

         1. The Corporation is organized for any and all lawful purposes for which corporations may be organized under this Act, including without limitation, research and development, organization, management, acquisition, and marketing of all types of information technology, services, data and statistical research, corporate management services, printing services, billing services, accounting services, factoring & management services for account receivables & payables, computer programing services, formulation of business plans, editing, news service and public relations, mailing services, employee leasing, arbitrage and mortgage and investment banking services.

         The Corporation shall have and exercise all powers necessary or convenient for the carrying out of any or all of the purposes for which it is organized.

         Additional purposes for which it is organized are:

         2. To purchase, receive by way of gift, subscribe for, invest in, and in all other ways acquire import, lease, possess, maintain, handle on consignment, own, hold for investment or otherwise, use, enjoy, exercise, operate, manage, conduct, perform, make borrow, guarantee, contract in respect of, trade and deal in, sell, exchange, let, lend, export, mortgage, pledge, deed in trust, hypothecate, encumber, transfer, assign and in all other ways dispose of, design, develop, invent, improve, equip, repair, alter, fabricate, assemble, build, construct, operate, manufacture, plant, cultivate, product, market, and in all other ways (whether like or unlike any of the foregoing), deal in and with property of every kind and character, real, personal or mixed, tangible or intangible, wherever situated and however held, including, but not limited to, money, credits, choices in action, securities, stocks, bonds, warrants, scripts, certificates, debentures, mortgages, notes, commercial paper, and other obligations and evidences of interest in or indebtedness of any person, firm, or corporation, foreign or domestic, or of any government, subdivision or agency thereof, documents of title, and accompanying rights, and every other kind and character of personal property, real property (improved or unimproved), and the products avails thereof, and every character of interest therein and appurtenance thereto, including, but not limited to, mineral, oil, gas, and water rights, all or any part of any going business and its incidents, franchises, subsidies, charters, concessions, grants, rights, powers or privileges, granted or conferred by any government or subdivision or agency thereof, and any interest in or part of any of the foregoing, and to exercise in respect thereof the rights, powers, privileges, and immunities of individual owners or holders thereof.

         3. To hire and employ agents, servants, and employees, and to enter into agreements of employment and collective bargaining agreements, and to act as agents, contractor, trustee, factor or otherwise, either alone or in company with others.

         4. To promote or aid in any manner, financially or otherwise, any person, firm, associate, or corporation, and to guarantee contracts and other obligations.

         5. To let concessions to others to do any of the things that this corporation is empowered to do, and to enter into, make, perform, and carry out, contracts and arrangements of every kind and character with any person, firm, association, or corporation, or any government or authority or subdivision or agency thereof.

         6. To carry on any business whatsoever that this corporation may deem proper or convenient in connection with any of the foregoing purposes or otherwise, or that it may deem calculated, directly or indirectly, to improve the interests of this corporation, and to do all things specified in the laws of the State of Nevada, and to have and to exercise all powers conferred by the laws of said State of Nevada on corporations formed under the laws pursuant to which this corporation is formed under the laws pursuant to which this corporation is formed, as such laws are now in effect or may at any time hereafter may be amended, and to do any and all things hereinabove set forth to the same extent and as fully as natural persons might or could do, either alone or in connection with other persons, firms associations, or corporations, and in any part of the world.

         The foregoing statement of purposes shall be construed as a statement of both purposes and powers, shall be liberally construed in aid of the powers of this corporation, and the powers and purposes stated in each clause shall, except where otherwise stated, be in nowise limited or restricted by any term or provision of any other clause, and shall be regarded not only as independent purposes, but the purposes and powers stated shall be construed distributively as each object expressed, and the enumeration as to specific powers shall not be construed as to limit in any manner the aforesaid general powers, but are in furtherance of, in addition to, and not in limitation of said general powers.

         7. To own, hold, rent, lease, manage, encumber, improve, exchange, buy, and sell real property, collect rents, and do a general real estate business; and in general to have and exercise all powers, rights, and privileges necessary and incident to carrying out properly the objects above mentioned.

         ARTICLE FOUR. CAPITALIZATION: The total number of shares that the corporation is authorized to issue is FIFTY MILLION (50,000,000) shares of single class common stock, without services, having a part value of ONE MIL ($.001) per share. Total authorized capital shall be FIFTY THOUSAND DOLLARS ($50,000.00). All of the shares may be issued by the corporation from time to time and for such consideration as may be determined upon and fixed by the board of directors not inconsistent with law, and when such consideration has been received by the corporation, such shares shall be deemed fully paid. There shall be no cumulative voting, no preferences, limitations, or preemptive rights.

         ARTICLE FIVE. AMENDMENT OF ARTICLES OF INCORPORATION. These articles of incorporation may be amended by the affirmative vote of a majority of the votes of the shareholders entitled to vote from time to time.

         ARTICLE SIX. LOCATION: The principal office of the corporation is to be located at 3631 Seneca Ln., Las Vegas, Nevada 89109.

         ARTICLE SEVEN. DIRECTORS. The members of the governing board of the corporation shall be styled "directors". The total number of directors shall be not less than one (1) and not more than seven (7). The number of directors constituting the first board of directors is three (3), and the names and post office addresses of the first board of directors are:


     NAME                            ADDRESS

Michael D. Haynes              23441 Golden Springs Drive
                               Diamond Bar, California 91765

Whitney D. Lund, Sr.           551 Cimmaron Way, #34
                               Elko, Nevada

Peter E. Berney                P.O. Box 510144
                               S.L.C., Utah 84151

         The number of directors of the corporation may be changed by an affirmative vote of the shares of the corporation entitled to vote, in accordance with the provisions of Nevada Revised Statutes 78.330.

         ARTICLE EIGHT. INCORPORATOR. The name and address of the Incorporator is as follows:


Whitney D. Lund, Sr.           551 Cimmaron Way, #34
                               Elko, Nevada

         ARTICLE NINE. THE INITIAL REGISTERED AGENT: The initial registered agent of the corporation, corporate address, and address of its registered agent is as follows:

     NAME                          ADDRESS

Jo Ann Ellsworth               3631 Seneca Lane
                               Las Vegas, Nevada 89109

         ARTICLE TEN. PERSONAL LIABILITY. The private property of the shareholders shall not be liable for obligations, suits of any kind including but not limited to malpractice suits, class action suits, discrimination suits, personal injury suits, anti-trust suits, liens, acts, or judgments of the corporation.

         ARTICLE ELEVEN. DIRECTOR LIABILITY. Directors of the corporation shall not be held personally liable for obligations, suits of any kind including but not limited to malpractice suits, class action suits, discrimination suits, personal injury suits, anti-trust suits, liens, acts or judgments of the corporation, or any other liability which may be construed to be contained within the scope of the laws and statutes of the State of Nevada which pertain to Director Liability.

         ARTICLE TWELVE. BY-LAWS AND SHAREHOLDERS AGREEMENT. There are separate bylaws regulating the internal affairs of the corporation and a shareholders' agreement restricting the transfer of shares.

         ARTICLE THIRTEEN. "SUBCHAPTER-S" CORPORATION STATUS. The stockholders of the corporation shall elect to qualify it as a Sub-S corporation under section 1361, and sections 1362 through 1379 of the Internal Revenue Code, and such status shall continue unless a majority of shareholders shall vote in the affirmative to discontinue such status.

         IN WITNESS WHEREOF, I have executed these articles of incorporation in duplicate on this 4th day of September, 1987, at Salt Lake City, Utah.



                                             /s/ Whitney D. Lund, Sr.
                                             --------------------------
                                             Whitney D. Lund, Sr.
                                             Incorporator









                                ACKNOWLEDGEMENT

STATE OF UTAH       )
                    )  ss.
COUNTY OF SALT LAKE )


         The undersigned Notary Public certifies, deposes, and states that Whitney D. Lund, Sr., personally appeared before me and executed the foregoing this 4th day of September 1987, at Salt Lake City, Utah.


                                                   /s/ Kristin D. McBarlow
                                                   -----------------------------
                                                   Notary Public

My commission Expires on:   3/25/91
Residing in:  Salt Lake City, UT




SEAL

        FILED
  IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
    STATE OF NEVADA


     JUL 13 1993

  /s/ CHERYL A. LAU
      7161-87 C.

             CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                           (AFTER ISSUANCE OF STOCK)

                       SEDGEWICKE BUSINESS ALLIANCE, INC.
--------------------------------------------------------------------------------
                              Name of Corporation


We the undersigned  Michael D. Haynes                                      and
                   ---------------------------------------------------------
                               President or Vice Presient

Peter E. Berney, Assistant Secretary or
     Donald C. Bradley, Secretary            Sedgewicke Business Alliance, Inc.
------------------------------------    of  ----------------------------------
         Assistant Secretary                          Name of Corporation

do hereby certify:

That the Board of Directors of said corporation at a meeting duly convened and held on the 22nd day of April, 1993, adopted a resolution to amend the original articles as follows:

Article IV (Four) is hereby amended to read as follows:

Authorize 50,000 shares of Preferred shares at a par value of .01 per share, in addition to the now authorized 50,000,000 common shares at a par value of
 .001 per share.

The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation are 50,000; that the said change(s) and amendment has been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

                                           /s/ Michael D. Haynes
                                           -------------------------------------
                                                President or Vice President

                                           /s/ Peter E. Berney
                                           -------------------------------------
                                                    Assistant Secretary
State of Nevada
                        ss.
County of Clark


On 4-22-93, personally appeared before me, a Notary Public,

                        Michael D. Haynes - Peter Berney
--------------------------------------------------------------------------------
               (Names of persons appearing and signing document.)

who acknowledged that they executed the above instrument.


                                           /s/ E.V. Stambro
                                           -------------------------------------
                                                  Signature of Notary


                                                          OFFICIAL SEAL
                                                           E.V. STAMBRO
                                                 Notary Public - State of Nevada
                                                           CLARK COUNTY
                                                  My Comm. Expires May 14, 1996


                             [NOTARY STAMP OR SEAL]

                                 CHERYL A. LAU
                               Secretary of State

                           By________________________

                                STATE OF NEVADA
                              DEPARTMENT OF STATE

     I hereby certify that this is a true and complete copy of the document as filed in this office.

DATED: SEP 16, 1987


FRANKIE SUE DEL PAPA
Secretary of State

By /s/ Beverly J. Davenport
   -------------------------

         FILED
  IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
   STATE OF NEVADA

           DEC 21 1994
            7161-87
CHERYL A. LAU, SECRETARY OF STATE
       /s/ Cheryl A. Lau


             CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

             Sedgewicke Business Alliance, Inc. NV File No. 7161-87
-------------------------------------------------------------------------------
                              Name of Corporation

We the undersigned Raymond M. Girard, President and
                   ----------------------------
                   President or Vice President

      William "Ted" Thurman,      of   Sedgewicke Business Alliance, Inc.
--------------------------------       ----------------------------------
Secretary or Assistant Secretary              Name of Corporation

do hereby certify:

That the board of Directors of said corporation at a meeting duly convened and held on the 5th day of December, 1994, adopted a resolution to amend the original articles as follows:

Article(s) I and IV are hereby amended to read as follows:

ARTICLE I. Name: The name of the corporation shall be American Casinos International, Inc.

ARTICLE IV. CAPITALIZATION: The total number of shares that the corporation is authorized to issue is ONE HUNDRED MILLION (100,000,000) shares of single class common stock, without series, having a par value of ONE MIL ($0.001) per share.

The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation are 2,000,000; that the said change(s) and amendment has been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

                                        /s/ Raymond M. Girard
                                        ---------------------------------------
                                        Raymond M. Girard, President
                                        President or Vice President

                                        /s/ William Ted Thurman
                                        ---------------------------------------
                                        William "Ted" Thurman, Secretary
                                        Secretary or Assistant Secretary

State of Nevada

County of Clark

On 12-5-94 personally appeared before me, a Notary Public, Raymond M. Girard and William "Ted" Thurman, who acknowledged that he/she/they executed the above document.

                                                /s/ David Jett
                                                ------------------------------
                                                        Notary Public

[Stamp/Seal]

       DAVID JETT
       Notary Public-State of Nevada
SEAL   Appointment Recorded in Clark County
       My Appointment Expires May 2, 1996

         FILED
  IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
   STATE OF NEVADA

           SEP 17 1997
          No. C7161-87
        /s/ Dean Heller
DEAN HELLER, SECRETARY OF STATE

             CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

                      AMERICAN CASINOS INTERNATIONAL, INC.

       Pursuant to the provisions of Nevada Revised Statutes, Title Chapter 78, the undersigned officers do hereby certify:

       FIRST: The name of the Corporation is American Casinos International, Inc. (the "Corporation"):

       SECOND: The Board of Directors of the Corporation, by Unanimous Consent on May 1, 1997, adopted a resolution to amend the Articles of Incorporation as follows:

            Article IV. (a) The total number of shares of stock which the corporation shall have authority to issue is Twenty Five Million (25,000,000). The par value of each of such shares is One Mil ($.001). All such shares are of one class and are shares of Common Stock; (b) The 10,708,000 shares of Common Stock, $.001 par value, presently outstanding shall be reduced to 214,160 shares of Common Stock, $.001 par value by effecting a one for fifty reverse stock split.

       SECOND: At a meeting of the shareholders of the Corporation on July 14, 1997, the shareholders of the Corporation voted to amend the Articles of Incorporation to reduce the authorized number of shares that the Corporation is authorized to issued from 100,000,000 shares, $.001 par value to 25,000,000 shares, $.001 par value and to reduce the number of outstanding shares of common stock from 10,708,000 shares to 214,160 shares by effecting a one for fifty reverse stock split. Therefore, Article IV of the Articles of Incorporation of the Corporation is hereby amended to read as follows:

            "Article IV. (a) The total number of shares of stock which the corporation shall have authority to issue is Twenty Five Million (25,000,000). The par value of each of such shares is One Mil ($.001). All such shares are of one class and are shares of Common Stock; (b) The 10,708,000 shares of Common Stock, $.001 par value, presently outstanding shall be reduced to 214,160 shares of Common Stock, $.001 par value by effecting a 1 for 50 reverse stock split."

       THIRD: This amendment was approved by the shareholders of the Corporation at a meeting held for that purpose on July 14, 1997. At said meeting 6,146,862 or the 10,708,000 outstanding shares of $.001 par value common stock, in person or by proxy, voted on the Amendment of Article IV, Section (a). Of said 6,146,862 shares represented, 5,672,216 shares voted in favor of the adoption of the amendment of Article IV, Section (a) and 464,646 voted against such adoption. At said meeting 6,136,792 of the 10,708,000 outstanding shares of $.001 par value common stock, in person or by proxy voted on the Amendment of
Article IV, Section (b). Of said 6,136,792 shares represented, 5,595,421 shares voted in favor of the adoption of the amendment of Article IV, Section (b) and 541,371 voted against such adoption.

Dated: Sparta, New Jersey
       July 16, 1997.

                                       American Casinos International, Inc.

                                       By: /s/ John Falco
                                          -------------------------------------
                                          John Falco, President

                                          /s/ Jeffrey Geez
                                          -------------------------------------
                                          Jeffrey Geez, Secretary

State of New York
County of New York

I, Gerald A. Adler, a Notary Public, do hereby certify that on this 16 day of July 1997, personally appeared before me, John Falco and Jeffrey Geez who, being by me first duly sworn, declared that he signed the foregoing document as President and Secretary of the corporation, respectively, and that the statements therein contained are true.

                                                   /s/ Gerald A. Adler
                                                   ----------------------------
                                                   Notary Public

My Commission expires: June 30, 1998

                                 GERALD ADLER
                        Notary Public, State of New York
(NOTARIAL SEAL)                 No. 31-4602697
                          Certified in New York County
                        Commission Expires June 30, 1998

Articles of Amendment
prepared by:

Loselle Greenawalt Kaplan Blair & Adler
Two Grand Central Tower
140 East 45th Street, 42nd Floor
New York, New York 10017-3144

         FILED C7161-87
               --------
          MAR 18 1999

    IN THE OFFICE OF THE
      /s/ Dean Heller
DEAN HELLER, SECRETARY OF STATE

             CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

                      AMERICAN CASINOS INTERNATIONAL, INC.

       Pursuant to the provisions of Nevada Revised Statutes, Title 7, Chapter 78, the undersigned officers do hereby certify:

       FIRST: The name of the Corporation is American Casinos International, Inc. (the "Corporation"):

       SECOND: The Board of Directors of the Corporation, by Unanimous Consent on March 1, 1999, adopted resolutions to amend the Articles of Incorporation as follows:

Articles I and IV are hereby amended to read as follows:

              Article I. Name: The name of the corporation shall be Enterprise Solutions, Inc.

              Article IV. Capitalization: The Corporation is authorized to issue two classes of stock: common and preferred, described as follows:

       A. Common Stock. The Corporation shall be authorized to issue twenty-five million (25,000,000) shares of common stock having a par value of one mil ($.001) per share.

       B. Preferred Stock. (a) The Corporation shall be authorized to issue five million (5,000,000) shares of preferred stock $.001 par value per share (the "Preferred Shares") The Preferred Shares may be issued from time to time in one or more series, each of which shall have such number, designation, relative rights, preferences and limitations as are stated and expressed herein and in a resolution or resolutions providing for the issue of such series, adopted by the Board of Directors.

       The Board of Directors of the Corporation is hereby granted the authority to establish and designate series of Preferred Shares and to fix and determine the following with respect to each series:

              (i) the designation of the series and the limitations, if any, on the number of shares of the series that may be issued;

              (ii) the dividend payable on the shares of each series, the payment dates of the shares of each series and the date or dates from which dividends on the shares of a series shall accumulate;

              (iii) the consideration to be received by the Corporation in exchange for the shares of stock of each series, and the terms of its payment; and

              (iv) any other powers and preferences, relative, participating, option, and other special rights, and qualifications, limitations and restrictions of each series not inconsistent with the Articles of Incorporation of the Corporation.

       The designation of each series of Preferred Stock and its terms and provisions shall be fixed and determined by the Board of Directors of the Corporation in a manner permitted by law and stated in a resolution or resolutions providing for the issuance of the series.

       Except as otherwise provided in the resolution or resolutions providing for the issuance of a series, the Board of Directors may from time to time increase the number of shares of any series already created, but providing that any unissued shares of Preferred Stock constitute a part of that series, and may from time to time decrease (but not below the number of shares of the series then outstanding) the number of shares of any series already created by providing that any unissued shares previously assigned to that series no longer constitute a part of that series.

       The Board of Directors may classify and reclassify any unissued shares of Preferred Stock by fixing or altering the terms and provisions of the shares with respect to the terms and provisions discussed above, and by assigning the shares to an existing or newly created series from time to time before the issuance of the shares, except as may otherwise be expressly provided in a resolutions or resolutions providing for the issuance of a particular series.

       The number of shares of the Corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation are 2,541,500; that the said change(s) and amendments has been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

Dated: Boca Raton, Florida
       March 15, 1999

                                  American Casinos International, Inc.

                                  By: /s/ Wayne Kight
                                     -----------------------------------------
                                      Wayne Kight, President

                                     /s/ Jeffrey Moritz
                                     -----------------------------------------
                                     Jeffrey Moritz, Secretary

State of Florida
County of Palm Beach

       The undersigned, a Notary Public, do hereby certify that on this 15 day of March 1999, personally appeared before me, Wayne Kight who, being by me first duly sworn, declared that he signed the foregoing document as President of the corporation and that the statements therein contained are true.

                                           /s/ J. Peart
                                           --------------------------------
                                           Notary Public

My Commission expires: March 29, 2002

                                      June C. Peart
                   (NOTARIAL SEAL)    My Commission CC728725
                                      Expires March 29, 2002

State of Massachusetts
County of

       The undersigned, a Notary Public, do hereby certify that on this ____ day of March 1999, personally appeared before me, Jeffrey Moritz who, being by me first duly sworn, declared that he signed the foregoing document as Secretary of the corporation and that the statements therein contained are true.


                                           --------------------------------
                                           Notary Public

My Commission expires:


(NOTARIAL SEAL)

Articles of Amendment
prepared by:

Bondy & Schloss LLP
6 East 43rd Street
New York, New York 10017

State of Massachusetts
County of Barnstable

       The undersigned, a Notary Public, do hereby certify that on this 15th day of March 1999, personally appeared before me, Jeffrey Moritz who, being by me first duly sworn, declared that he signed the foregoing document as Secretary of the corporation and that the statements therein contained are true.

                                           /s/ XXXXXXXX
                                           --------------------------------
                                           Notary Public

My Commission expires: November 25, 2005


(NOTARIAL SEAL)

Articles of Amendment
prepared by:

Bondy & Schloss LLP
6 East 43rd Street
New York, New York 10017

                                                   STATE OF NEVADA
                                                  Secretary of State

                                              I hereby certify that this is a
                                              true and complete copy of the
                                              document as filed in this office.

                                                       MAR 18 89

                                                   /s/ Dean Heller
                                                     DEAN HELLER
                                                  Secretary of State

                                STATE OF NEVADA
                               SECRETARY OF STATE

                          CERTIFICATE OF REINSTATEMENT

     I, DEAN HELLER, the duly elected Secretary of State of the State of Nevada, do hereby certify that ENTERPRISES SOLUTIONS, INC. a corporation formed under the laws of the State of NEVADA having paid all filing fees, licenses, penalties and costs, in accordance with the provisions of Title 7 of the Nevada Revised Statutes as amended, for the years and in the amounts as follows:

1998-1999      List of Officers + penalty                     $100.00
1999-2000      List of Officers                               $ 85.00





Reinstatement                                                 $ 50.00
total                                                         $235.00


and otherwise complied with the provisions of said section, the said corporation has been reinstated, and that by virtue of such reinstatement it is authorized to transact its business in the same manner as if the aforesaid filing fees, licenses, penalties and costs had been paid when due.



                            IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office in Carson City, Nevada, on September 1, 1999.




[SEAL]                      /s/ Dean Heller

                                  Secretary of State



                            By:


                                  Deputy

                ANNUAL LIST OF OFFICERS, DIRECTORS AND AGENTS OF

                                                                     FILE NUMBER
                                                                       7161-87
Corporation name: Enterprise Solutions, Inc.

The Corporation's duly appointed Resident Agent in the State of Nevada upon whom process can be served is:

United Corporate Services Inc.                               FOR OFFICE USE ONLY
202 South Minnesota Street                                       FILED DATED
Carson City, NV 89703                                            SEP 01 1999

                                                                 Dean Heller

[ ] IF THE ABOVE INFORMATION IS INCORRECT, PLEASE CHECK THIS BOX AND A CHANGE OF RESIDENT AGENT/ADDRESS FORMS WILL BE SENT.

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.
1. Include the names and addresses, either residence or business for all officers and directors. A President, Secretary, Treasurer and all Directors must be returned. There must be at least one director. Last year's information has been xxxx. If you need to make changes, cross out the incorrect information and xxxxx.
2. If this
3. xxxx
4. Make our check payable to the Secretary of State. If you need the below attachment file stamped, enclose a self-addressed stamped envelope. To receive a certified copy, enclose a copy of this completed form, an additional $10.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, Capital Complex, Carson City, NV 89710. (702) 687-5203.

                         FILING FEE: $55.00     LATE PENALTY: $15.00
--------------------------------------------------------------------------------
NAME     Wayne B. Kight                           TITLE    PRESIDENT

                   5061 North Dixie Highway,         Boca Raton     FL   33431
                        STREET ADDRESS                 CITY         ST    ZIP
PO BOX
--------------------------------------------------------------------------------
NAME     Jeffrey M. Moritz                        TITLE    SECRETARY

                   5061 North Dixie Highway,         Boca Raton     FL   33431
                        STREET ADDRESS                 CITY         ST    ZIP
PO BOX
--------------------------------------------------------------------------------
NAME     Jeffrey M. Moritz                        TITLE    TREASURER


                        STREET ADDRESS                 CITY         ST    ZIP
PO BOX
--------------------------------------------------------------------------------
NAME     Wayne B. Kight                           TITLE    DIRECTOR


                        STREET ADDRESS                 CITY         ST    ZIP
PO BOX
--------------------------------------------------------------------------------
NAME     Jeffrey M. Moritz                        TITLE    DIRECTOR


                        STREET ADDRESS                 CITY         ST    ZIP
PO BOX
--------------------------------------------------------------------------------
NAME                                              TITLE    DIRECTOR


                        STREET ADDRESS                 CITY         ST    ZIP
PO BOX
--------------------------------------------------------------------------------

Signature of officer Wayne B. Kight   Title President  Date 8/30/99

Certificate       STATE OF NEVADA -- SECRETARY OF STATE           File Number

     The Secretary of State of Nevada does hereby certify that the above corporation after having paid the annual fee of $35.00 for filing in this office a list of its officers and directors and designation of resident agent for the
above filing period, together with penalty in the sum of               and
having also filed the aforesaid list as required by Nevada Revised Statutes Sections 78.150-78.165 and 80.110-80.140, as amended, is hereby authorized to transact and conduct business within this state for the aforesaid period.

                                                             /s/ Dean Heller
                                                               -----------------
THIS CERTIFICATE BECOMES A RECEIPT UPON BEING                    DEAN HELLER
VALIDATED BY THE OFFICE OF SECRETARY OF STATE                Secretary of State

                            CERTIFICATE OF ACCEPTANCE
                           OF APPOINTMENT BY RESIDENT
                          AGENT FOR SERVICE OF PROCESS


     In the matter of Enterprise Solutions, Inc., United Corporate Services, Inc., with address at 202 South Minnesota Street, City of Carson City, State of Nevada, Zip Code 89703, hereby accepts appointment as Resident Agent for Service of Process for the above-named corporation in accordance with NRS CHAPTER 78.

United Corporate Services, Inc.

By

Michelle Ellis                                          August 31, 1999
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Signature of Authorized Representative of Resident Agent for Service of Process